EXHIBIT 10.4.2


                             SCHEDULE OF CERTAIN TERMS OF
                       EMPLOYMENT AGREEMENTS FOR THE EXECUTIVE
                 OFFICERS NAMED IN THE COMPANY'S SUMMARY COMPENSATION
                   TABLE FOR THE FISCAL YEAR ENDED JANUARY 29, 1994


                                                         Three-Year Term
           Executive Officer             Salary            Commencing


           Peter S. Strawbridge          $310,000          January 31,
                                                      1993
           Francis R. Strawbridge, III    300,000
                                                           January 31,
           Warren W. White                260,000     1993

           Robert G. Muskas               180,000          January 31,
                                                      1993
           Natalie B. Weintraub           177,000
                                                           January 31,
                                                      1993

                                                           January 31,
                                                      1993
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